UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 6, 2003

SUNRISE SENIOR LIVING, INC
(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7902 Westpark Drive McLean, Virginia 22102 (Address of principal executive offices) (Zip Code)

(703) 273-7500 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Item 12.   Results of Operations and Financial Condition

          On August 6, 2003, Sunrise announced its consolidated financial results for the quarter ended June 30, 2003. A copy of Sunrise’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Sunrise under the Securities Act of 1933, as amended.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: August 6, 2003	By: /s/ Larry E. Hulse Larry E. Hulse Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Sunrise Earnings Press Release dated August 6, 2003